______________________________________________________________________________


                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                             Form 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                           July 15, 1996


            CONTIMORTGAGE HOME EQUITY LOAN TRUST 1996-1
      (Exact name of registrant as specified in its charter)

                                                   16-1496047 and
      NEW YORK                   33-96410          16-1496045
- ----------------------------    ------------       -------------------
(State or Other Jurisdiction    (Commission)       (I.R.S. Employer
 of Incorporation)              File Number)       Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department
                                                           14203-2599
(Address of Principal)                                     (Zip Code)


Registrant's telephone number, including area code (716) 842-5589



    __________________________NO CHANGE____________________________
     (Former name or former address, if changed since last report)




______________________________________________________________________
Note: Please see page 5 for Exhibit Index                  Page 1

Item 5.   OTHER EVENTS.

     On July 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of June 1996 dated July 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of June, 1996 was $222,510.38.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of June,
       1996

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             By:  CONTISECURITIES ASSET FUNDING CORP.,
                                  As Depositor


                             By: /s/    JEROME M. PERELSON
                                 ----------------------------------
                                 Name:  Jerome M. Perelson
                                 Title: Vice President

                             By: /s/    SUSAN E. O'DONOVAN
                                 ----------------------------------
                                 Name:  Susan E. O'Donovan
                                 Title: Vice President




Dated: July 30, 1996

                           EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION

19.  Trustee's Monthly Servicing Report for the
     Month of June, 1996.